SCHEDULE A
                            DATED NOVEMBER 17, 2014
                                     TO THE
                         INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                        THE ADVISORS' INNER CIRCLE FUND
                                      AND
                             CAMBIAR INVESTORS LLC

Pursuant to Article 3, the Trust shall pay the Adviser compensation at an annual rate as follows:

--------------------------------------------------------------------------------
Portfolio                                        Fee
--------------------------------------------------------------------------------
Cambiar Opportunity Fund                         0.90% for the first 2.5 billion
                                                 0.75% above 2.5 billion
--------------------------------------------------------------------------------
Cambiar International Equity Fund                0.90%
--------------------------------------------------------------------------------
Cambiar Small Cap Fund                           1.00%
--------------------------------------------------------------------------------
Cambiar Aggressive Value Fund                    1.00%
--------------------------------------------------------------------------------
Cambiar SMID Fund                                1.00%
--------------------------------------------------------------------------------
Cambiar Global Select Fund                       0.90%
--------------------------------------------------------------------------------
Cambiar International Small Cap Fund             1.10%
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                                                   Acknowledged and Accepted by:

                                                          Cambiar Investors, LLC

                                                          /s/ Christine M. Simon
                                                        Name: Christine M. Simon
                                                 Title: Chief Compliance Officer


                                                 The Advisors' Inner Circle Fund

                                                           /s/ Dianne Descoteaux
                                                         Name: Dianne Descoteaux
                                                           Title: VP & Secretary